UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2010

Vishay Intertechnology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

63 Lancaster Avenue
Malvern, PA	19355-2143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Directors or Certain Officers

On April 13, 2010, Mr. Zvi Grinfas, a director of Vishay Intertechnology, Inc. (“Vishay”) tendered his resignation from Vishay’s board of directors, effective May 31, 2010, due to health reasons. After Mr. Grinfas’s resignation from the board, it is expected that he will provide consulting services to Vishay relating to research and development and technology matters not requiring travel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 15, 2010

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Lior E. Yahalomi

Name:	Dr. Lior E. Yahalomi
Title:	Executive Vice President and
Chief Financial Officer